UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 25, 2020

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

235 East 42nd Street 10017

New York, New York (Zip Code)

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(212) 733-2323

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 par value	PFE	New York Stock Exchange
0.250% Notes due 2022	PFE22	New York Stock Exchange
1.000% Notes due 2027	PFE27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events

On March 27, 2020, Pfizer Inc. (the “Company”) completed a public offering of $1,250,000,000 aggregate principal amount of 2.625% Notes due 2030 (the “Notes”). The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-223221) filed with the Securities and Exchange Commission on February 26, 2018.

In connection with the offering of the Notes, the Company entered into an underwriting agreement (the “Underwriting Agreement”) and related pricing agreement (the “Pricing Agreement”), each dated March 25, 2020, with BofA Securities, Inc., Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

The Notes were issued pursuant to an indenture, dated as of September 7, 2018, between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the third supplemental indenture, dated as of March 27, 2020, between the Company and the Trustee (the “Third Supplemental Indenture”).

The Company intends to allocate an amount equivalent to the net proceeds from the offering of the Notes to finance or refinance, in whole or in part, one or more eligible projects that have environmental and/or social benefits. Pending allocation of the net proceeds to such eligible projects, the Company may temporarily invest the balance of such net proceeds in cash, cash equivalents, short-term investments, or use them to repay other borrowings.

The Underwriting Agreement, the Pricing Agreement and the Third Supplemental Indenture are filed as exhibits to this Form 8-K and are incorporated herein by reference.

In addition, in connection with the offering of the Notes, the Company is filing a legal opinion regarding the validity of the Notes, filed herewith as Exhibit 5.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated March 25, 2020, by and among Pfizer Inc. and BofA Securities, Inc., Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I of the Pricing Agreement (included in Exhibit 1.2).
1.2	Pricing Agreement, dated March 25, 2020, by and among Pfizer Inc. and BofA Securities, Inc., Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I therein.
4.1	Indenture, dated as of September 7, 2018, between Pfizer Inc. and The Bank of New York Mellon, as trustee (incorporated by reference from the Company’s Current Report on Form 8-K filed on September 7, 2018).
4.2	Third Supplemental Indenture, dated as of March 27, 2020, between Pfizer Inc. and The Bank of New York Mellon, as trustee.
4.3	Form of 2.625% Notes due 2030 (included in Exhibit 4.2).
5.1	Opinion of Margaret M. Madden, Senior Vice President and Corporate Secretary, Chief Governance Counsel of the Company.
23.1	Consent of Margaret M. Madden, Senior Vice President and Corporate Secretary, Chief Governance Counsel of the Company (included in Exhibit 5.1).
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

	By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary
Chief Governance Counsel

Dated: March 27, 2020